SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 9, 2002


                            REEBOK INTERNATIONAL LTD.
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             (Exact name of registrant as specified in its charter)



        Massachusetts                                   04-2678061
-----------------------------                   ---------------------------
(State or other jurisdiction                         (I.R.S. Employer
incorporation or organization)                      Identification No.)



             1895 J.W. Foster Boulevard, Canton, Massachusetts 02021
            -----------------------------------------------------------
            (Address of principal executive offices)         (Zip code)



                 Registrant's Telephone Number: (781) 401-5000
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                                       N/A
          -----------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)




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Item 7.           Financial Statements and Exhibits
                  ---------------------------------

99.1     Statement Under Oath of Principal Executive Officer
         Regarding Facts and Circumstances Relating to Exchange
         Act Filings

99.2     Statement Under Oath of Principal Financial Officer
         Regarding Facts and Circumstances Relating to Exchange
         Act Filings




Item 9.           Regulation FD Disclosure
           -------------------------

On August 9, 2002, Paul Fireman, the Chairman and Chief Executive Officer of Reebok International Ltd. (the "Company"), and Ken Watchmaker, the Company's Principal Financial Officer, each submitted to the United States
Securities and Exchange Commission ("SEC") a sworn statement, required by SEC Order 4-460 to be filed by CEOs and CFOs of 947 designated public companies, certifying as to the accuracy of the Company's Annual Report on Form 10-K for 2001, filed with the SEC on March 27, 2002, and all subsequent filings to date.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     REEBOK INTERNATIONAL LTD.

Date: August 9, 2002                                 By: /s/ David A. Pace
                                                     -----------------------
                                                     Senior Vice President and
                                                     General Counsel